Exhibit 10.51

FOURTH AMENDMENT TO PURCHASE AND SALE CONTRACT

            This Fourth Amendment to Purchase and Sale Contract (this “Amendment”) is made as of September 17, 2009 between CENTURY PROPERTIES GROWTH FUND XXII, LP, a Delaware limited partnership ("Seller") and AUTUMN RUN APARTMENTS, LLC (“Purchaser”).

W I T N E S S E T H:

            WHEREAS, Seller and Purchaser entered into that certain Purchase and Sale Contract, dated as of July 15, 2009, with respect to the sale of certain property described therein (as amended by (i) that certain First Amendment to Purchase and Sale Agreement, dated August 5, 2009, (ii) that certain Second Amendment to Purchase and Sale Agreement, dated August 6, 2009 and (iii) that certain Third Amendment to Purchase and Sale Agreement, dated September 8, 2009, collectively, the “Agreement”); and

            WHEREAS, Sellers and Purchaser desire to amend certain provisions of the Agreement.

            NOW, THEREFORE, in consideration of the mutual covenants herein contained, the sum of $10.00 and other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.      Capitalized Terms.     Capitalized terms used in this Amendment shall have the meanings given to them in the Agreement, except as expressly otherwise defined herein.

2.      Loan Assumption Approval Period.  Notwithstanding anything to the contrary contained in the Agreement, the Loan Assumption Approval Period set forth in Section 4.5.9 of the Agreement is hereby extended to 5:00 pm (EST) on September 25, 2009.

3.      Miscellaneous.           This Amendment (a)  supersedes all prior oral or written communications and agreement between or among the parties with respect to the subject matter hereof, and (b) may be executed in counterparts, each of which shall be deemed an original and all of which, when taken together, shall constitute a single instrument and may be delivered by facsimile transmission, and any such facsimile transmitted Amendment shall have the same force and effect, and be as binding, as if original signatures had been delivered.  As modified hereby, all the terms of the Agreement are hereby ratified and confirmed and shall continue in full force and effect.

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            IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date and year hereinabove written.

Seller:

CENTURY PROPERTIES GROWTH FUND XXII, LP, a Delaware limited partnership

By:  FOX PARTNERS IV, a California general partnership, its general partner

By:  FOX CAPITAL MANAGEMENT CORPORATION, a California corporation, its general partner

By:   /s/John Spiegleman

Name:  John Spiegleman

Title:  Senior Vice President

Purchaser:

AUTUMN RUN APARTMENTS, LLC, an Illinois limited liability company

By:  10 BOULEVARD LLC, a New York limited liability company, its sole member

By:  /s/Gregory J. Rocca
Name: Gregory J. Rocca
Title:  Manager